SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549


                          FORM 8-K/A


                        CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


                       January 22, 1999
              (Date of Earliest event reported)


                 Hollinger International Inc.
                  (Exact name of registrant
                 as specified in its charter)


                           Delaware
        (State or other jurisdiction of incorporation)


                           0-24004
                   (Commission File Number)

                          95-3518892
                       (I.R.S. Employer
                    Identification Number


       401 North Wabash Avenue, Chicago, Illinois 60611
     (Address of principal executive offices) (Zip Code)


                        (312) 321-2299
     (Registrants' telephone number, including area code)


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     The attached unaudited pro forma condensed financial
information is hereby filed as a supplement to International's Current Report on Form 8-K filed with the
Securities and Exchange Commission on February 1, 1999.

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

     7.2 Unaudited Pro Forma Consolidated Financial Information of Hollinger International Inc.

                          SIGNATURE


          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 30, 1999

                                      HOLLINGER INTERNATIONAL INC.

                                      by
                                         /s/ Mark S. Kipnis
                                         ---------------------------
                                         Name:  Mark S. Kipnis
                                         Title: Vice President - Law
                                                and Secretary